UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2007

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (615) 372-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Certain Officers.
David M. Dill, age 38, will assume the position of Chief Financial Officer of the Company on July 12, 2007. Mr. Dill has served as Chief Executive Officer of the East Division of Fresenius Medical Services, a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA since its acquisition of Renal Care Group, Inc., a publicly-traded dialysis services company, on March 31, 2006. From November 2003 until the Fresenius acquisition, Mr. Dill served as Executive Vice President, Chief Financial Officer and Treasurer of Renal Care Group. Prior to that time, Mr. Dill served in various financial positions with Renal Care Group upon his joining the company in 1996.
On May 8, 2007, the Compensation Committee of the Company’s Board of Directors, at its regularly scheduled quarterly meeting, granted Mr. Dill 50,000 restricted shares of the Company’s common stock and 90,000 non-qualified options to purchase shares of the Company’s common stock under the Company’s Amended and Restated 1998 Long-Term Incentive Plan. Mr. Dill’s annual salary will be $450,000. He will be eligible for a target bonus of 75% of his base salary under the Company’s Executive Performance Incentive Plan (the “EPIP”) during the first quarter of 2008. Under the EPIP, Mr. Dill’s threshold bonus will be an amount equal to 3% of the target bonus, and his maximum bonus will be an amount equal to 129% of the target bonus. Mr. Dill is covered under the Company’s Change in Control Severance Plan at the Category One level.
Item 9.01. Exhibits.

10.1	Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from exhibits to LifePoint Hospitals’ Current Report on Form 8-K dated July 7, 2005, File No. 000-51251).

10.2
Form of LifePoint Hospitals, Inc. Nonqualified Stock Option Agreement (incorporated by reference from exhibits to LifePoint Hospitals’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, File No. 000-51251).

10.3
Form of LifePoint Hospitals, Inc. Restricted Stock Award Agreement (incorporated by reference from exhibits to LifePoint Hospitals’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, File No. 000-51251).

10.4	LifePoint Hospitals, Inc. Executive Performance Incentive Plan (incorporated by reference from Appendix C to Historic LifePoint Hospitals’ Proxy Statement dated April 28, 2004, File No. 000-29818).

10.5
LifePoint Hospitals, Inc. Change in Control Severance Plan (incorporated by reference from exhibits to the Historic LifePoint Hospitals, Inc. Current Report on Form 8-K dated May 16, 2002, File No. 000-29818).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Paul D. Gilbert
Paul D. Gilbert
Senior Vice President and General Counsel

Date: June 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from exhibits to LifePoint Hospitals’ Current Report on Form 8-K dated July 7, 2005, File No. 000-51251).

10.2
Form of LifePoint Hospitals, Inc. Nonqualified Stock Option Agreement (incorporated by reference from exhibits to LifePoint Hospitals’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, File No. 000-51251).

10.3
Form of LifePoint Hospitals, Inc. Restricted Stock Award Agreement (incorporated by reference from exhibits to LifePoint Hospitals’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, File No. 000-51251).

10.4	LifePoint Hospitals, Inc. Executive Performance Incentive Plan (incorporated by reference from Appendix C to Historic LifePoint Hospitals’ Proxy Statement dated April 28, 2004, File No. 000-29818).

10.5
LifePoint Hospitals, Inc. Change in Control Severance Plan (incorporated by reference from exhibits to the Historic LifePoint Hospitals, Inc. Current Report on Form 8-K dated May 16, 2002, File No. 000-29818).